SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


Date of Report: October 23 1997
(Date of earliest event reported)


                     Structured Asset Securities Corporation
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             (Exact name of registrant as specified in its charter)

     Delaware                    33-96378-02                     74-2440850
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 (State or Other                 (Commission                  (I.R.S. Employer
 Jurisdiction of                 File Number)                Identification No.)
  Incorporation



                 200 Vesey Street, New York, N.Y.               10285
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             (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (212) 526-7000

Item 5. Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for the Structured Asset Securities Corporation, Commercial Mortgage Pass-Through Certificates, Series 1997-LL I (the "Certificates"). On October 14, 1997, Structured Asset Securities Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of October 11, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as seller, GMAC Commercial Mortgage Corporation, as master servicer and special servicer, LaSalle National Bank, as trustee, and ABN AMRO Bank N.V., as fiscal agent, of the Certificates.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

        Item 601(a) of Regulation
              S-K Exhibit No.                    Description
        -------------------------                -----------
                    4                            Pooling and Servicing Agreement

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         STRUCTURED ASSET SECURITIES CORPORATION


                                         By: /s/ Theodore P. Janulis
                                             ---------------------------
                                            Name:  Theodore P. Janulis
                                            Title: President

Date:  October 22, 1997

                                  Exhibit Index



Item 601(a) of
Regulation S-K
Exhibit No.             Description
-----------             -----------

4                       Pooling and Servicing Agreement